UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

Worldwide Energy and Manufacturing USA, Inc.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-31761 (Commission File Number)	77-0423745 (IRS Employer Identification No.)

408 N Canal St., South San Francisco, CA 94080
(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 794-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 15, 2009, the Board of Directors of Worldwide Energy and Manufacturing USA, Inc. (the “Company”) appointed Mr. Jehu Hand, 52, to its Board of Directors. Mr. Hand currently serves as outside counsel to the Company. Mr. Hand joined the Board as an independent director, and has also been appointed to serve on its Compensation and Governance Committees.  Mr. Hand is not a party to any transaction with the Company or any of its subsidiaries that would require disclosure under Item 404(a) of Regulation S-K.

On April 15, 2009, the Company’s Board of Directors also appointed Ms. Lauren Byrne, 49, to its Board of Directors. Ms. Byrne joined the Board as an independent director, and has also been appointed to serve on its Compensation Committee.  There are no arrangements between Ms. Byrne and any other person pursuant to which Ms. Byrne was selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Ms. Byrne has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

On April 15, 2009, the Company’s Board of Directors also appointed Mr. Jared Leishman, 36, to its Board of Directors. Mr. Leishman joined the Board as an independent director, and has also been appointed to serve on its Audit and Governance Committees.  There are no arrangements between Mr. Leishman and any other person pursuant to which Mr. Leishman was selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Leishman has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

On April 15, 2009, the Company’s Board of Directors also appointed Mr. Ed Johnson, 39, to its Board of Directors. Mr. Johnson joined the Board as an independent director, and has also been appointed to serve on its Audit and Governance Committees.  There are no arrangements between Mr. Johnson and any other person pursuant to which Mr. Johnson was selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Johnson has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

On April 15, 2009, the Company’s Board of Directors also appointed Mr. Michael Kendall, 36, to its Board of Directors. Mr. Kendall joined the Board as an independent director, and has also been appointed to serve on its Audit and Governance Committees.  There are no arrangements between Mr. Kendall and any other person pursuant to which Mr. Kendall was selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Kendall has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Energy and Manufacturing USA, Inc.

Date:  April 17, 2009

/s/ Jimmy Wang

Jimmy Wang, Chief Executive Officer